                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   -----------


                                    FORM 8-K


                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


        Date of report (Date of earliest event reported): April 26, 2000


                            THE B.F.GOODRICH COMPANY
               (Exact Name of Registrant as Specified in Charter)





New York                        1-892                    34-0252680
(State or Other              (Commission                (IRS Employer
Jurisdiction of              File Number)            Identification No.)
Incorporation)

                                3 Coliseum Centre
                              2550 West Tyvola Road
                         Charlotte, North Carolina 28217
               (Address of Principal Executive Offices)(Zip Code)


       Registrant's telephone number, including area code: (704) 423-7000

ITEM 5.  OTHER EVENTS

         On April 26, 2000, The B.F.Goodrich Company issued a press release announcing its earnings for the three-month period ended March 31, 2000. A copy of such press release, together with a supplement to the press release containing additional financial information, is filed as Exhibit 99.1 hereto and is incorporated by reference herein.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

     (a)  Financial Statements of Businesses Acquired.

          None.

     (b)  Pro Forma Financial Information

          None.

     (c)  Exhibits

          Exhibit 99.1 The B.F.Goodrich Company Press Release dated April 26, 2000 titled "BFGoodrich reports first quarter results" and supplement to the press release.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                       THE B.F.GOODRICH COMPANY
                                       (Registrant)


Date:  April 26, 2000                  By:  /s/ Robert D. Koney, Jr.
                                            -----------------------------
                                            Robert D. Koney, Jr.
                                            Vice President and Controller




                                       3